Exhibit 99.2

The Travelers Companies, Inc. Financial Supplement - Fourth Quarter 2010

The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-K which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc. Financial Highlights ($ and shares in millions, except per share data)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Net income	$662	$740	$935	$1,285	$647	$670	$1,005	$894	$3,622	$3,216
Net income per share:
Basic	$1.12	$1.27	$1.66	$2.39	$1.26	$1.37	$2.14	$1.98	$6.38	$6.69
Diluted	$1.11	$1.27	$1.65	$2.36	$1.25	$1.35	$2.11	$1.95	$6.33	$6.62

Operating income	$799	$732	$914	$1,155	$631	$690	$858	$864	$3,600	$3,043
Operating income per share:
Basic	$1.36	$1.26	$1.62	$2.15	$1.23	$1.41	$1.83	$1.91	$6.34	$6.33
Diluted	$1.34	$1.25	$1.61	$2.12	$1.22	$1.39	$1.81	$1.89	$6.29	$6.26

Return on equity	10.2%	11.1%	13.6%	18.5%	9.6%	10.1%	15.0%	13.6%	13.5%	12.1%
Operating return on equity	12.4%	11.3%	14.1%	18.0%	10.1%	11.4%	14.3%	14.5%	14.0%	12.5%

Total assets, at period end	$110,313	$111,135	$112,407	$109,560	$108,696	$107,023	$108,154	$105,181	$109,560	$105,181
Total equity, at period end	$26,497	$26,920	$28,160	$27,415	$26,671	$26,286	$27,295	$25,475	$27,415	$25,475

Book value per share, at period end	$45.12	$47.29	$51.24	$52.54	$53.50	$55.67	$59.11	$58.47	$52.54	$58.47
Less: Net unrealized investment gains, net of tax	0.93	1.53	4.08	3.58	3.90	5.05	6.49	4.28	3.58	4.28
Adjusted book value per share, at period end	$44.19	$45.76	$47.16	$48.96	$49.60	$50.62	$52.62	$54.19	$48.96	$54.19

Weighted average number of common shares outstanding (basic)	584.6	575.8	558.4	532.8	508.4	484.5	465.9	447.9	563.2	476.5
Weighted average number of common shares outstanding and common stock equivalents (diluted)	590.4	579.8	564.1	540.1	515.1	490.8	472.0	454.7	568.6	482.5
Common shares outstanding at period end	585.3	567.5	547.9	520.3	497.0	470.8	460.5	434.6	520.3	434.6

Common stock dividends declared	$177	$172	$166	$175	$168	$173	$169	$160	$690	$670

Common stock repurchased:
Under repurchase authorization (1)
Shares	—	18.5	20.8	30.1	27.0	28.0	11.8	28.9	69.4	95.7
Cost	$—	$750	$1,000	$1,550	$1,400	$1,400	$600	$1,600	$3,300	$5,000
Other
Shares	0.7	0.3	—	0.4	0.8	0.2	—	0.3	1.4	1.3
Cost	$27	$13	$3	$22	$40	$14	$—	$12	$65	$66

(1)  Repurchased under Board of Director authorization.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Reconciliation to Net Income and Earnings Per Share ($ and shares in millions, except earnings per share)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010
Net income
Operating income	$799	$732	$914	$1,155	$631	$690	$858	$864	$3,600	$3,043
Net realized investment gains (losses)	(137)	8	21	130	16	(20)	147	30	22	173
Net income	$662	$740	$935	$1,285	$647	$670	$1,005	$894	$3,622	$3,216

Basic earnings per share
Operating income	$1.36	$1.26	$1.62	$2.15	$1.23	$1.41	$1.83	$1.91	$6.34	$6.33
Net realized investment gains (losses)	(0.24)	0.01	0.04	0.24	0.03	(0.04)	0.31	0.07	0.04	0.36
Net income	$1.12	$1.27	$1.66	$2.39	$1.26	$1.37	$2.14	$1.98	$6.38	$6.69

Diluted earnings per share
Operating income	$1.34	$1.25	$1.61	$2.12	$1.22	$1.39	$1.81	$1.89	$6.29	$6.26
Net realized investment gains (losses)	(0.23)	0.02	0.04	0.24	0.03	(0.04)	0.30	0.06	0.04	0.36
Net income	$1.11	$1.27	$1.65	$2.36	$1.25	$1.35	$2.11	$1.95	$6.33	$6.62

Adjustments to net income and weighted average shares for net income EPS calculations: (1)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010
Basic
Net income, as reported	$662	$740	$935	$1,285	$647	$670	$1,005	$894	$3,622	$3,216
Preferred stock dividends	(1)	(1)	(1)	—	(1)	—	(1)	(1)	(3)	(3)
Participating share-based awards - allocated income	(5)	(5)	(6)	(10)	(5)	(5)	(8)	(7)	(26)	(25)
Net income available to common shareholders - basic	$656	$734	$928	$1,275	$641	$665	$996	$886	$3,593	$3,188

Diluted
Net income available to common shareholders - basic	$656	$734	$928	$1,275	$641	$665	$996	$886	$3,593	$3,188
Effect of dilutive securities:
Convertible preferred stock	1	1	1	—	1	—	1	1	3	3
Performance shares	—	—	1	1	—	—	1	1	2	2
Zero coupon convertible notes	1	—	—	—	—	—	—	—	1	—
Net income available to common shareholders - diluted	$658	$735	$930	$1,276	$642	$665	$998	$888	$3,599	$3,193

Common Shares
Basic
Weighted average shares outstanding	584.6	575.8	558.4	532.8	508.4	484.5	465.9	447.9	563.2	476.5

Diluted
Weighted average shares outstanding	584.6	575.8	558.4	532.8	508.4	484.5	465.9	447.9	563.2	476.5
Weighted average effects of dilutive securities:
Convertible preferred stock	2.2	2.1	2.0	1.9	1.9	1.8	1.7	1.7	2.0	1.8
Stock options and performance shares	2.0	1.9	3.7	5.4	4.8	4.5	4.4	5.1	3.0	4.2
Zero coupon convertible notes	1.6	—	—	—	—	—	—	—	0.4	—
Diluted weighted average shares outstanding	590.4	579.8	564.1	540.1	515.1	490.8	472.0	454.7	568.6	482.5

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can also be used for the operating income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Statement of Income - Consolidated ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Revenues
Premiums	$5,301	$5,353	$5,421	$5,343	$5,230	$5,340	$5,422	$5,440	$21,418	$21,432
Net investment income	542	658	763	813	753	762	735	809	2,776	3,059
Fee income	73	89	72	72	79	76	64	68	306	287
Net realized investment gains (losses)	(214)	13	29	189	25	(31)	226	44	17	264
Other revenues (1)	33	49	42	39	32	32	35	(29)	163	70
Total revenues	5,735	6,162	6,327	6,456	6,119	6,179	6,482	6,332	24,680	25,112

Claims and expenses
Claims and claim adjustment expenses	3,190	3,335	3,123	2,760	3,388	3,419	3,213	3,190	12,408	13,210
Amortization of deferred acquisition costs	944	953	967	949	929	950	966	957	3,813	3,802
General and administrative expenses (2)	782	839	889	856	847	832	837	890	3,366	3,406
Interest expense	92	94	98	98	98	97	95	98	382	388
Total claims and expenses	5,008	5,221	5,077	4,663	5,262	5,298	5,111	5,135	19,969	20,806

Income before income taxes	727	941	1,250	1,793	857	881	1,371	1,197	4,711	4,306
Income tax expense	65	201	315	508	210	211	366	303	1,089	1,090
Net income	$662	$740	$935	$1,285	$647	$670	$1,005	$894	$3,622	$3,216

Net realized investment gains (losses)
Other-than-temporary impairment losses:
Total gains (losses)	$(184)	$(75)	$(43)	$(21)	$(1)	$2	$8	$(2)	$(323)	$7
Portion recognized in accumulated other changes in equity from nonowner sources	—	45	24	(4)	(9)	(6)	(14)	(4)	65	(33)
Other-than-temporary impairment losses	(184)	(30)	(19)	(25)	(10)	(4)	(6)	(6)	(258)	(26)
Other net realized investment gains (losses)	(30)	43	48	214	35	(27)	232	50	275	290
Net realized investment gains (losses)	$(214)	$13	$29	$189	$25	$(31)	$226	$44	$17	$264

Other statistics
Effective tax rate on net investment income	12.6%	16.7%	19.2%	19.8%	18.9%	19.1%	18.8%	20.3%	17.5%	19.3%
Net investment income (after-tax)	$474	$547	$616	$653	$610	$617	$597	$644	$2,290	$2,468

Catastrophes, net of reinsurance:
Pre-tax	$83	$200	$158	$16	$471	$439	$117	$86	$457	$1,113
After-tax	$54	$130	$103	$10	$312	$285	$77	$55	$297	$729

(1)  In 4Q 2010, “Other revenues” include $(60) million of expenses related to the Company’s purchase and retirement of $885 million of its $1 billion 6.25% fixed-to-floating rate junior subordinated debentures.

(2)  In 1Q 2009 and 2Q 2009 “General and administrative expenses” includes $(61) million and $(26) million, respectively, of reductions in estimated hurricane-related assessments from state-created insurance and windstorm insurance entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Net Income by Major Component and Combined Ratio - Consolidated ($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Underwriting gain	$353	$206	$338	$540	$80	$119	$302	$303	$1,437	$804
Net investment income	474	547	616	653	610	617	597	644	2,290	2,468
Other, including interest expense (1)	(28)	(21)	(40)	(38)	(59)	(46)	(41)	(83)	(127)	(229)
Operating income	799	732	914	1,155	631	690	858	864	3,600	3,043
Net realized investment gains (losses)	(137)	8	21	130	16	(20)	147	30	22	173
Net income	$662	$740	$935	$1,285	$647	$670	$1,005	$894	$3,622	$3,216

GAAP Combined ratio (2) (3)
Loss and loss adjustment expense ratio	59.7%	61.4%	57.0%	51.1%	64.0%	63.3%	58.7%	58.0%	57.3%	61.0%
Underwriting expense ratio (4)	30.9%	31.8%	32.7%	32.3%	32.4%	31.9%	31.9%	32.6%	31.9%	32.2%
Combined ratio	90.6%	93.2%	89.7%	83.4%	96.4%	95.2%	90.6%	90.6%	89.2%	93.2%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	90.1%	92.6%	89.1%	82.9%	95.8%	94.6%	89.7%	89.6%	88.7%	92.4%

Impact of catastrophes on combined ratio	1.6%	3.7%	2.9%	0.3%	9.0%	8.2%	2.2%	1.5%	2.1%	5.2%
Impact of prior year reserve development on combined ratio	-4.9%	-4.9%	-5.7%	-9.4%	-5.6%	-7.2%	-4.1%	-6.4%	-6.2%	-5.8%

(1)  In 4Q 2010, “Other, including interest expense” includes $(39) million, net of tax, of expenses related to the Company’s purchase and retirement of $885 million of its $1 billion 6.25% fixed-to-floating rate junior subordinated debentures.

(2)  Before policyholder dividends.

(3)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010
Billing and policy fees	$27	$27	$26	$27	$27	$25	$27	$25	$107	$104
Fee income:
Loss and loss adjustment expenses	$20	$42	$24	$28	$36	$31	$23	$30	$114	$120
Underwriting expenses	53	47	48	44	43	45	41	38	192	167
Total fee income	$73	$89	$72	$72	$79	$76	$64	$68	$306	$287

(4)  The impact of reductions in prior year estimates of hurricane-related assessments, which is not included in the impact of catastrophes or prior year reserve development on the combined ratio, is (1.2), (0.5), and (0.4) points for 1Q 2009, 2Q 2009, and YTD 4Q 2009, respectively.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income - Consolidated ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Revenues
Premiums	$5,301	$5,353	$5,421	$5,343	$5,230	$5,340	$5,422	$5,440	$21,418	$21,432
Net investment income	542	658	763	813	753	762	735	809	2,776	3,059
Fee income	73	89	72	72	79	76	64	68	306	287
Other revenues (1)	33	49	42	39	32	32	35	(29)	163	70
Total revenues	5,949	6,149	6,298	6,267	6,094	6,210	6,256	6,288	24,663	24,848

Claims and expenses
Claims and claim adjustment expenses	3,190	3,335	3,123	2,760	3,388	3,419	3,213	3,190	12,408	13,210
Amortization of deferred acquisition costs	944	953	967	949	929	950	966	957	3,813	3,802
General and administrative expenses	782	839	889	856	847	832	837	890	3,366	3,406
Interest expense	92	94	98	98	98	97	95	98	382	388
Total claims and expenses	5,008	5,221	5,077	4,663	5,262	5,298	5,111	5,135	19,969	20,806

Operating income before income taxes	941	928	1,221	1,604	832	912	1,145	1,153	4,694	4,042
Income tax expense	142	196	307	449	201	222	287	289	1,094	999
Operating income	$799	$732	$914	$1,155	$631	$690	$858	$864	$3,600	$3,043

Other statistics
Effective tax rate on net investment income	12.6%	16.7%	19.2%	19.8%	18.9%	19.1%	18.8%	20.3%	17.5%	19.3%
Net investment income (after-tax)	$474	$547	$616	$653	$610	$617	$597	$644	$2,290	$2,468

Catastrophes, net of reinsurance:
Pre-tax	$83	$200	$158	$16	$471	$439	$117	$86	$457	$1,113
After-tax	$54	$130	$103	$10	$312	$285	$77	$55	$297	$729

(1)  In 4Q 2010, “Other revenues” include $(60) million of expenses related to the Company’s purchase and retirement of $885 million of its $1 billion 6.25% fixed-to-floating rate junior subordinated debentures.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010
Statutory underwriting
Gross written premiums	$5,863	$5,969	$5,935	$5,518	$5,803	$5,974	$6,004	$5,521	$23,285	$23,302
Net written premiums	$5,203	$5,605	$5,340	$5,188	$5,251	$5,688	$5,462	$5,234	$21,336	$21,635

Net earned premiums	$5,301	$5,353	$5,421	$5,343	$5,230	$5,340	$5,422	$5,440	$21,418	$21,432
Losses and loss adjustment expenses	3,159	3,300	3,090	2,736	3,349	3,382	3,185	3,156	12,285	13,072
Underwriting expenses	1,710	1,724	1,770	1,658	1,708	1,757	1,766	1,725	6,862	6,956
Statutory underwriting gain	432	329	561	949	173	201	471	559	2,271	1,404
Policyholder dividends	8	6	7	4	8	7	9	6	25	30
Statutory underwriting gain after policyholder dividends	$424	$323	$554	$945	$165	$194	$462	$553	$2,246	$1,374

Other statutory statistics
Reserves for losses and loss adjustment expenses	$41,156	$41,495	$41,357	$40,923	$40,849	$40,766	$40,640	$40,235	$40,923	$40,235
Increase (decrease) in reserves	$(151)	$339	$(138)	$(434)	$(74)	$(83)	$(126)	$(405)	$(384)	$(688)
Statutory surplus	$21,561	$21,267	$22,050	$23,195	$21,607	$21,077	$20,868	$20,066	$23,195	$20,066
Net written premiums/surplus (1)	1.01:1	1.02:1	0.98:1	0.92:1	0.99:1	1.02:1	1.03:1	1.08:1	0.92:1	1.08:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010
Written premiums
Gross	$5,863	$5,969	$5,935	$5,518	$5,803	$5,974	$6,004	$5,521	$23,285	$23,302
Ceded	(660)	(364)	(595)	(330)	(552)	(286)	(542)	(287)	(1,949)	(1,667)
Net	$5,203	$5,605	$5,340	$5,188	$5,251	$5,688	$5,462	$5,234	$21,336	$21,635

Earned premiums
Gross	$5,808	$5,862	$5,915	$5,835	$5,697	$5,770	$5,864	$5,866	$23,420	$23,197
Ceded	(507)	(509)	(494)	(492)	(467)	(430)	(442)	(426)	(2,002)	(1,765)
Net	$5,301	$5,353	$5,421	$5,343	$5,230	$5,340	$5,422	$5,440	$21,418	$21,432

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income - Business Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Revenues
Premiums	$2,757	$2,770	$2,768	$2,673	$2,628	$2,663	$2,736	$2,739	$10,968	$10,766
Net investment income	355	451	529	567	528	537	514	577	1,902	2,156
Fee income	73	89	72	72	79	76	64	66	306	285
Other revenues	6	12	14	10	6	7	10	5	42	28
Total revenues	3,191	3,322	3,383	3,322	3,241	3,283	3,324	3,387	13,218	13,235

Claims and expenses
Claims and claim adjustment expenses	1,618	1,644	1,508	1,267	1,583	1,621	1,683	1,617	6,037	6,504
Amortization of deferred acquisition costs	449	450	448	428	425	439	448	437	1,775	1,749
General and administrative expenses (1)	467	493	517	489	481	469	463	491	1,966	1,904
Total claims and expenses	2,534	2,587	2,473	2,184	2,489	2,529	2,594	2,545	9,778	10,157

Operating income before federal income taxes	657	735	910	1,138	752	754	730	842	3,440	3,078
Income taxes	110	175	242	323	185	187	187	218	850	777
Operating income	$547	$560	$668	$815	$567	$567	$543	$624	$2,590	$2,301

Other statistics
Effective tax rate on net investment income	10.8%	15.9%	18.8%	19.7%	18.6%	18.8%	18.5%	20.3%	16.9%	19.1%
Net investment income (after-tax)	$317	$379	$429	$456	$430	$435	$420	$459	$1,581	$1,744

Catastrophes, net of reinsurance:
Pre-tax	$12	$59	$86	$19	$135	$179	$53	$70	$176	$437
After-tax	$8	$38	$56	$12	$88	$116	$35	$45	$114	$284

(1)  In 1Q 2009 and 2Q 2009 “General and administrative expenses” includes $(26) million and $(12) million, respectively, of reductions in estimated hurricane-related assessments from state-created insurance and windstorm insurance entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Business Insurance ($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Underwriting gain	$226	$172	$228	$351	$132	$127	$116	$161	$977	$536
Net investment income	317	379	429	456	430	435	420	459	1,581	1,744
Other	4	9	11	8	5	5	7	4	32	21
Operating income	$547	$560	$668	$815	$567	$567	$543	$624	$2,590	$2,301

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	57.8%	57.6%	53.5%	46.3%	58.7%	59.5%	60.5%	57.8%	53.9%	59.1%
Underwriting expense ratio (3)	31.2%	32.2%	33.0%	32.5%	32.7%	32.3%	31.6%	32.3%	32.2%	32.2%
Combined ratio	89.0%	89.8%	86.5%	78.8%	91.4%	91.8%	92.1%	90.1%	86.1%	91.3%

Impact of catastrophes on combined ratio	0.4%	2.1%	3.1%	0.7%	5.1%	6.7%	2.0%	2.6%	1.6%	4.1%
Impact of prior year reserve development on combined ratio	-6.6%	-7.8%	-9.5%	-13.6%	-9.2%	-11.3%	-3.8%	-9.3%	-9.3%	-8.4%

(1)  Before policyholder dividends.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010
Billing and policy fees	$4	$4	$4	$4	$4	$4	$5	$4	$16	$17
Fee income:
Loss and loss adjustment expenses	$20	$42	$24	$28	$36	$31	$23	$28	$114	$118
Underwriting expenses	53	47	48	44	43	45	41	38	192	167
Total fee income	$73	$89	$72	$72	$79	$76	$64	$66	$306	$285

(3)  The impact of reductions in prior year estimates of hurricane-related assessments, which is not included in the impact of catastrophes or prior year reserve development on the combined ratio, is (0.9), (0.4), and (0.3) points for 1Q 2009, 2Q 2009 and YTD 4Q 2009, respectively.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Business Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Statutory underwriting
Gross written premiums	$3,294	$3,046	$3,029	$2,729	$3,118	$2,996	$3,027	$2,750	$12,098	$11,891
Net written premiums	$2,963	$2,813	$2,611	$2,515	$2,834	$2,795	$2,651	$2,577	$10,902	$10,857

Net earned premiums	$2,757	$2,770	$2,768	$2,673	$2,628	$2,663	$2,736	$2,739	$10,968	$10,766
Losses and loss adjustment expenses	1,592	1,603	1,479	1,240	1,547	1,586	1,659	1,583	5,914	6,375
Underwriting expenses	903	877	892	820	866	869	867	854	3,492	3,456
Statutory underwriting gain	262	290	397	613	215	208	210	302	1,562	935
Policyholder dividends	4	4	4	3	4	6	5	6	15	21
Statutory underwriting gain after policyholder dividends	$258	$286	$393	$610	$211	$202	$205	$296	$1,547	$914

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Net Written Premiums - Business Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Net written premiums by market
Select Accounts	$731	$732	$655	$638	$702	$716	$664	$636	$2,756	$2,718
Commercial Accounts	710	564	609	610	706	581	655	634	2,493	2,576
National Accounts	259	227	197	219	226	194	173	213	902	806
Industry-Focused Underwriting	617	581	564	517	569	584	590	556	2,279	2,299
Target Risk Underwriting	422	458	360	328	412	469	342	350	1,568	1,573
Specialized Distribution	222	247	221	199	215	247	222	188	889	872
Total core	2,961	2,809	2,606	2,511	2,830	2,791	2,646	2,577	10,887	10,844
Business Insurance other	2	4	5	4	4	4	5	—	15	13
Total	$2,963	$2,813	$2,611	$2,515	$2,834	$2,795	$2,651	$2,577	$10,902	$10,857

Net written premiums by product line
Commercial multi-peril	$789	$730	$682	$732	$784	$752	$728	$731	$2,933	$2,995
Workers’ compensation	748	593	587	558	725	600	635	626	2,486	2,586
Commercial automobile	485	497	498	447	483	492	494	441	1,927	1,910
Property	463	507	401	356	430	493	360	358	1,727	1,641
General liability	479	486	443	421	412	458	434	422	1,829	1,726
Other	(1)	—	—	1	—	—	—	(1)	—	(1)
Total	$2,963	$2,813	$2,611	$2,515	$2,834	$2,795	$2,651	$2,577	$10,902	$10,857

National accounts
Additions to claim volume under administration (1)	$594	$452	$403	$454	$536	$399	$348	$496	$1,903	$1,779
Written fees	$85	$70	$65	$63	$74	$64	$57	$62	$283	$257

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Financial, Professional & International Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Revenues
Premiums	$801	$810	$861	$861	$824	$855	$820	$818	$3,333	$3,317
Net investment income	104	107	118	123	111	110	110	108	452	439
Fee income	—	—	—	—	—	—	—	2	—	2
Other revenues	6	7	7	7	6	7	7	7	27	27
Total revenues	911	924	986	991	941	972	937	935	3,812	3,785

Claims and expenses
Claims and claim adjustment expenses	442	442	463	400	516	414	350	420	1,747	1,700
Amortization of deferred acquisition costs	146	151	162	163	153	153	154	152	622	612
General and administrative expenses (1)	138	146	141	154	149	148	153	158	579	608
Total claims and expenses	726	739	766	717	818	715	657	730	2,948	2,920

Operating income before federal income taxes	185	185	220	274	123	257	280	205	864	865
Income taxes	37	52	53	80	37	85	68	55	222	245
Operating income	$148	$133	$167	$194	$86	$172	$212	$150	$642	$620

Other statistics
Effective tax rate on net investment income	19.4%	20.9%	21.7%	20.8%	21.0%	20.7%	20.6%	20.5%	20.7%	20.7%
Net investment income (after-tax)	$84	$84	$93	$97	$87	$89	$86	$86	$358	$348

Catastrophes, net of reinsurance (2):
Pre-tax	$—	$2	$4	$(3)	$86	$3	$(2)	$(5)	$3	$82
After-tax	$—	$1	$3	$(2)	$62	$2	$(2)	$(3)	$2	$59

(1)  In 1Q 2009 “General and administrative expenses” includes $(1) million of reductions in estimated hurricane-related assessments from state-created insurance and windstorm insurance entities.

(2)  In 4Q 2009, 3Q 2010 and 4Q 2010 “Catastrophes, net of reinsurance” includes a net benefit from re-estimation of current year catastrophe losses.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income by Major Component and Combined Ratio - Financial, Professional & International Insurance
($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Underwriting gain (loss)	$60	$44	$69	$93	$(5)	$79	$121	$59	$266	$254
Net investment income	84	84	93	97	87	89	86	86	358	348
Other	4	5	5	4	4	4	5	5	18	18
Operating income	$148	$133	$167	$194	$86	$172	$212	$150	$642	$620

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	54.7%	54.4%	53.3%	46.3%	62.3%	48.1%	42.2%	51.2%	52.1%	50.9%
Underwriting expense ratio (3)	35.5%	36.5%	35.4%	36.8%	36.6%	35.2%	37.4%	38.0%	36.0%	36.8%
Combined ratio	90.2%	90.9%	88.7%	83.1%	98.9%	83.3%	79.6%	89.2%	88.1%	87.7%

Impact of catastrophes on combined ratio	0.0%	0.2%	0.5%	-0.3%	10.4%	0.4%	-0.3%	-0.6%	0.1%	2.4%
Impact of prior year reserve development on combined ratio	-1.4%	-1.4%	-2.9%	-13.9%	-4.2%	-8.4%	-11.8%	-6.8%	-5.1%	-7.8%

(1)  Before policyholder dividends.

(2)  Fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010
Fee income:
Loss and loss adjustment expenses	$—	$—	$—	$—	$—	$—	$—	$2	$—	$2
Underwriting expenses	—	—	—	—	—	—	—	—	—	—
Total fee income	$—	$—	$—	$—	$—	$—	$—	$2	$—	$2

(3)  The impact of reductions in prior year estimates of hurricane-related assessments, which is not included in the impact of catastrophes or prior year reserve development on the combined ratio, is (0.1) and (0.0) for 1Q 2009 and YTD 4Q 2009, respectively.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Financial, Professional & International Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Statutory underwriting
Gross written premiums	$842	$975	$918	$978	$898	$915	$852	$869	$3,713	$3,534
Net written premiums	$563	$914	$870	$938	$681	$889	$808	$833	$3,285	$3,211

Net earned premiums	$801	$810	$861	$861	$824	$855	$820	$818	$3,333	$3,317
Losses and loss adjustment expenses	437	448	459	403	513	412	346	420	1,747	1,691
Underwriting expenses	286	298	288	301	308	303	291	290	1,173	1,192
Statutory underwriting gain	78	64	114	157	3	140	183	108	413	434
Policyholder dividends	4	2	3	1	4	1	4	—	10	9
Statutory underwriting gain (loss) after policyholder dividends	$74	$62	$111	$156	$(1)	$139	$179	$108	$403	$425

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Net Written Premiums - Financial, Professional & International Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Net written premiums by market
Bond & Financial Products	$334	$558	$574	$574	$362	$559	$547	$513	$2,040	$1,981
International	229	356	296	364	319	330	261	320	1,245	1,230
Total	$563	$914	$870	$938	$681	$889	$808	$833	$3,285	$3,211

Net written premiums by product line
General liability	$129	$256	$252	$269	$132	$232	$242	$246	$906	$852
Fidelity & surety	170	265	291	274	194	292	273	236	1,000	995
International	229	356	296	364	319	330	261	320	1,245	1,230
Other	35	37	31	31	36	35	32	31	134	134
Total	$563	$914	$870	$938	$681	$889	$808	$833	$3,285	$3,211

In 2Q 2009, results from the surety bond operation in Canada were reclassified from the “Bond & Financial Products” market to the “International” market, and from the “Fidelity & surety” product line to the “International” product line.  All prior period amounts have been restated to reflect this reclassification.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Personal Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Revenues
Premiums	$1,743	$1,773	$1,792	$1,809	$1,778	$1,822	$1,866	$1,883	$7,117	$7,349
Net investment income	83	100	116	123	114	115	111	124	422	464
Other revenues	21	21	20	22	20	18	18	19	84	75
Total revenues	1,847	1,894	1,928	1,954	1,912	1,955	1,995	2,026	7,623	7,888

Claims and expenses
Claims and claim adjustment expenses	1,130	1,249	1,152	1,093	1,289	1,384	1,180	1,153	4,624	5,006
Amortization of deferred acquisition costs	349	352	357	358	351	358	364	368	1,416	1,441
General and administrative expenses (1)	170	187	220	207	207	210	215	235	784	867
Total claims and expenses	1,649	1,788	1,729	1,658	1,847	1,952	1,759	1,756	6,824	7,314

Operating income before federal income taxes	198	106	199	296	65	3	236	270	799	574
Income taxes	44	18	50	86	6	(16)	68	76	198	134
Operating income	$154	$88	$149	$210	$59	$19	$168	$194	$601	$440

Other statistics
Effective tax rate on net investment income	12.0%	16.1%	18.7%	19.5%	18.6%	18.7%	18.5%	20.0%	17.0%	19.0%
Net investment income (after-tax)	$73	$84	$94	$100	$93	$93	$91	$99	$351	$376

Catastrophes, net of reinsurance:
Pre-tax	$71	$139	$68	$—	$250	$257	$66	$21	$278	$594
After-tax	$46	$91	$44	$—	$162	$167	$44	$13	$181	$386

(1)  In 1Q 2009 and 2Q 2009 “General and administrative expenses” includes $(34) million and $(14) million, respectively, of reductions in estimated hurricane-related assessments from state-created insurance and windstorm insurance entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income by Major Component and Combined Ratio - Personal Insurance
($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Underwriting gain (loss)	$67	$(10)	$41	$96	$(47)	$(87)	$65	$83	$194	$14
Net investment income	73	84	94	100	93	93	91	99	351	376
Other	14	14	14	14	13	13	12	12	56	50
Operating income	$154	$88	$149	$210	$59	$19	$168	$194	$601	$440

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	64.9%	70.5%	64.3%	60.4%	72.5%	76.0%	63.2%	61.2%	65.0%	68.1%
Underwriting expense ratio (2)	28.4%	29.1%	30.9%	30.0%	30.1%	29.9%	29.9%	30.9%	29.6%	30.2%
Combined ratio	93.3%	99.6%	95.2%	90.4%	102.6%	105.9%	93.1%	92.1%	94.6%	98.3%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	91.7%	97.7%	93.3%	89.0%	100.9%	104.0%	90.6%	89.1%	92.9%	96.1%

Impact of catastrophes on combined ratio	4.1%	7.9%	3.8%	0.0%	14.0%	14.0%	3.6%	1.1%	3.9%	8.1%
Impact of prior year reserve development on combined ratio	-3.7%	-1.9%	-1.3%	-0.8%	-1.0%	-0.5%	-1.2%	-2.0%	-1.9%	-1.2%

(1)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010
Billing and policy fees	$23	$23	$22	$23	$23	$21	$22	$21	$91	$87

(2)  The impact of reductions in prior year estimates of hurricane-related assessments, which is not included in the impact of catastrophes or prior year reserve development on the combined ratio, is (2.0), (0.8), and (0.7) points for 1Q 2009, 2Q 2009, and YTD 4Q 2009, respectively.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Statutory underwriting
Gross written premiums	$1,727	$1,948	$1,988	$1,811	$1,787	$2,063	$2,125	$1,902	$7,474	$7,877
Net written premiums	$1,677	$1,878	$1,859	$1,735	$1,736	$2,004	$2,003	$1,824	$7,149	$7,567

Net earned premiums	$1,743	$1,773	$1,792	$1,809	$1,778	$1,822	$1,866	$1,883	$7,117	$7,349
Losses and loss adjustment expenses	1,130	1,249	1,152	1,093	1,289	1,384	1,180	1,153	4,624	5,006
Underwriting expenses	521	549	590	537	534	585	608	581	2,197	2,308
Statutory underwriting gain (loss)	$92	$(25)	$50	$179	$(45)	$(147)	$78	$149	$296	$35

Policies in force (in thousands)
Automobile	2,509	2,491	2,482	2,480	2,489	2,516	2,536	2,547	2,480	2,547
Homeowners and other	4,861	4,901	4,944	4,985	5,030	5,100	5,143	5,165	4,985	5,165

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance (Agency Automobile) (1)
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Statutory underwriting

Gross written premiums	$924	$919	$905	$862	$917	$951	$958	$894	$3,610	$3,720
Net written premiums	$917	$914	$898	$857	$913	$945	$952	$888	$3,586	$3,698

Net earned premiums	$913	$917	$915	$916	$892	$905	$914	$918	$3,661	$3,629
Losses and loss adjustment expenses	668	639	643	682	613	638	628	674	2,632	2,553
Underwriting expenses	254	249	247	237	249	254	254	250	987	1,007
Statutory underwriting gain (loss)	$(9)	$29	$25	$(3)	$30	$13	$32	$(6)	$42	$69

Other statistics
GAAP Combined ratio (2):
Loss and loss adjustment expense ratio	73.2%	69.7%	70.2%	74.5%	68.7%	70.5%	68.7%	73.4%	71.9%	70.3%
Underwriting expense ratio	27.0%	26.7%	27.1%	26.4%	26.7%	26.9%	26.2%	26.9%	26.8%	26.7%
Combined ratio	100.2%	96.4%	97.3%	100.9%	95.4%	97.4%	94.9%	100.3%	98.7%	97.0%

Impact of catastrophes on combined ratio	0.9%	1.0%	0.8%	0.0%	0.8%	1.6%	0.3%	0.5%	0.7%	0.8%

Catastrophe losses, net of reinsurance:
Pre-tax	$8	$9	$7	$—	$7	$14	$3	$4	$24	$28
After-tax	$5	$6	$5	$—	$4	$10	$2	$2	$16	$18

Policies in force (in thousands)	2,489	2,466	2,451	2,443	2,447	2,468	2,482	2,490
Change from prior year quarter	-0.2%	-2.3%	-3.0%	-2.7%	-1.7%	0.1%	1.3%	1.9%
Change from prior quarter	-0.9%	-0.9%	-0.6%	-0.3%	0.2%	0.9%	0.6%	0.3%

(1)  Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.

Billing and policy fees are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010
Billing and policy fees	$13	$14	$12	$13	$13	$11	$12	$12	$52	$48

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance (Agency Homeowners and Other) (1)
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Statutory underwriting

Gross written premiums	$792	$1,018	$1,067	$932	$849	$1,089	$1,140	$982	$3,809	$4,060
Net written premiums	$749	$952	$946	$861	$803	$1,035	$1,024	$910	$3,508	$3,772

Net earned premiums	$824	$846	$865	$879	$870	$897	$930	$942	$3,414	$3,639
Losses and loss adjustment expenses	458	599	499	399	662	729	534	459	1,955	2,384
Underwriting expenses	239	268	306	275	252	292	305	276	1,088	1,125
Statutory underwriting gain (loss)	$127	$(21)	$60	$205	$(44)	$(124)	$91	$207	$371	$130

Other statistics
GAAP Combined ratio (2):
Loss and loss adjustment expense ratio	55.6%	70.8%	57.7%	45.4%	76.1%	81.3%	57.4%	48.7%	57.3%	65.5%
Underwriting expense ratio	26.8%	28.4%	31.3%	31.2%	30.6%	29.4%	28.9%	29.5%	29.5%	29.6%
Combined ratio	82.4%	99.2%	89.0%	76.6%	106.7%	110.7%	86.3%	78.2%	86.8%	95.1%

Impact of catastrophes on combined ratio	7.6%	15.3%	7.0%	0.0%	27.9%	26.8%	6.9%	1.6%	7.4%	15.5%

Catastrophe losses, net of reinsurance:
Pre-tax	$63	$130	$61	$—	$242	$241	$64	$15	$254	$562
After-tax	$41	$85	$39	$—	$158	$156	$41	$10	$165	$365

Policies in force (in thousands)	4,850	4,886	4,924	4,959	5,000	5,064	5,103	5,121
Change from prior year quarter	3.1%	2.8%	2.5%	2.8%	3.1%	3.6%	3.6%	3.3%
Change from prior quarter	0.5%	0.7%	0.8%	0.7%	0.8%	1.3%	0.8%	0.4%

(1)          Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)          Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.

Billing and policy fees are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010
Billing and policy fees	$10	$9	$10	$10	$10	$9	$10	$9	$39	$38

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Interest Expense and Other
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Revenues
Other revenues (1)	$—	$9	$1	$—	$—	$—	$—	$(60)	$10	$(60)

Claims and expenses
Interest expense	92	94	98	98	98	97	95	98	382	388
General and administrative expenses	7	13	11	6	10	5	6	6	37	27
Total claims and expenses	99	107	109	104	108	102	101	104	419	415

Operating loss before federal income tax benefit	(99)	(98)	(108)	(104)	(108)	(102)	(101)	(164)	(409)	(475)
Income taxes	(49)	(49)	(38)	(40)	(27)	(34)	(36)	(60)	(176)	(157)
Operating loss	$(50)	$(49)	$(70)	$(64)	$(81)	$(68)	$(65)	$(104)	$(233)	$(318)

(1)  In 4Q 2010, “Other revenues” include $(60) million of expenses related to the Company’s purchase and retirement of $885 million of its $1 billion 6.25% fixed-to-floating rate junior subordinated debentures.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Consolidated Balance Sheet
(in millions)

	December 31,	December 31,
	2010 (1)	2009

Assets
Fixed maturities, available for sale, at fair value
(including $186 and $90 subject to securities lending) (amortized cost $60,170 and $63,311)	$62,820	$65,847
Equity securities, available for sale, at fair value (cost $372 and $373)	519	451
Real estate	838	865
Short-term securities	5,616	4,852
Other investments	2,929	2,950
Total investments	72,722	74,965

Cash	200	255
Investment income accrued	791	825
Premiums receivable	5,497	5,471
Reinsurance recoverables	11,519	12,816
Ceded unearned premiums	813	916
Deferred acquisition costs	1,782	1,758
Deferred tax asset	493	672
Contractholder receivables	5,343	5,797
Goodwill	3,365	3,365
Other intangible assets	502	588
Other assets	2,154	2,132
Total assets	$105,181	$109,560

Liabilities
Claims and claim adjustment expense reserves	$51,131	$53,127
Unearned premium reserves	10,921	10,861
Contractholder payables	5,343	5,797
Payables for reinsurance premiums	407	546
Debt	6,611	6,527
Other liabilities	5,293	5,287
Total liabilities	79,706	82,145

Shareholders’ equity
Preferred Stock Savings Plan - convertible preferred stock (0.2 shares issued and outstanding)	68	79
Common stock (1,748.6 shares authorized; 434.6 and 520.3 shares issued and outstanding)	20,162	19,593
Retained earnings	18,847	16,315
Accumulated other changes in equity from nonowner sources	1,255	1,219
Treasury stock, at cost (296.6 and 199.6 shares)	(14,857)	(9,791)
Total shareholders’ equity	25,475	27,415
Total liabilities and shareholders’ equity	$105,181	$109,560

(1) Preliminary.

The Travelers Companies, Inc.
Investment Portfolio
(at carrying value, $ in millions)

	December 31,	Pre-tax Book	December 31,	Pre-tax Book
	2010	Yield (1)	2009	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$23,790	4.80%	$25,006	4.91%
Tax-exempt fixed maturities	39,030	4.03%	40,841	4.08%
Total fixed maturities	62,820	4.32%	65,847	4.40%

Non-redeemable preferred stocks	215	6.47%	232	6.60%
Common stocks	304		219
Total equity securities	519		451

Real estate	838		865

Short-term securities	5,616	0.19%	4,852	0.19%

Private equities	1,725		1,557
Hedge funds	512		472
Real estate partnerships	580		508
Mortgage loans	34	6.28%	40	6.56%
Trading securities	23		24
Other investments	55		349
Total other investments	2,929		2,950

Total investments	$72,722		$74,965

Net unrealized investment gains, net of tax, included in shareholders’ equity	$1,858		$1,861

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data (at carrying value, $ in millions)

	December 31,	December 31,
	2010	2009
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,008	$2,574
Obligations of states and political subdivisions:
Pre-refunded	7,291	6,062
All other	32,244	35,271
Total	39,535	41,333
Debt securities issued by foreign governments	2,202	1,957
Mortgage-backed securities - principally obligations of U.S. Government agencies	4,164	5,207
Corporates (including redeemable preferreds)	14,911	14,776
Total fixed maturities	$62,820	$65,847

Fixed Maturities

Quality Characteristics (1)

	December 31, 2010
	Amount	% of Total
Quality Ratings
Aaa	$29,619	47.2%
Aa	20,499	32.6
A	6,426	10.2
Baa	4,393	7.0
Total investment grade	60,937	97.0
Ba	833	1.3
B	575	0.9
Caa and lower	475	0.8
Total below investment grade	1,883	3.0
Total fixed maturities	$62,820	100.0%
Average weighted quality	Aa2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.6

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc.
Investment Income
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Gross investment income
Fixed maturities	$713	$691	$703	$715	$691	$678	$674	$667	$2,822	$2,710
Short-term securities	10	7	5	5	3	3	3	4	27	13
Other	(175)	(33)	63	105	66	89	65	150	(40)	370
	548	665	771	825	760	770	742	821	2,809	3,093

Investment expenses	6	7	8	12	7	8	7	12	33	34
Net investment income, pre-tax	542	658	763	813	753	762	735	809	2,776	3,059
Income taxes	68	111	147	160	143	145	138	165	486	591
Net investment income, after-tax	$474	$547	$616	$653	$610	$617	$597	$644	$2,290	$2,468

Effective tax rate	12.6%	16.7%	19.2%	19.8%	18.9%	19.1%	18.8%	20.3%	17.5%	19.3%

Average invested assets (1)	$72,720	$72,589	$73,515	$73,573	$72,659	$71,294	$70,929	$71,359	$73,130	$71,637

Average yield pre-tax (1)	3.0%	3.6%	4.2%	4.4%	4.1%	4.3%	4.1%	4.5%	3.8%	4.3%
Average yield after-tax	2.6%	3.0%	3.4%	3.5%	3.4%	3.5%	3.4%	3.6%	3.1%	3.4%

(1)  Excludes net unrealized investment gains (losses), net of tax, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc.
Net Realized and Unrealized Investment Gains (Losses)
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Net realized investment gains (losses)
Fixed maturities	$(100)	$(2)	$19	$14	$22	$17	$25	$18	$(69)	$82
Equity securities (1)	(74)	1	2	3	8	3	104	10	(68)	125
Other (1) (2)	(40)	14	8	172	(5)	(51)	97	16	154	57
Realized investment gains (losses) before tax	(214)	13	29	189	25	(31)	226	44	17	264
Related taxes	(77)	5	8	59	9	(11)	79	14	(5)	91
Net realized investment gains (losses)	$(137)	$8	$21	$130	$16	$(20)	$147	$30	$22	$173

Gross investment gains (2)	$105	$116	$132	$310	$89	$75	$322	$108	$663	$594
Gross investment losses before impairments (2)	(135)	(73)	(84)	(96)	(54)	(102)	(90)	(58)	(388)	(304)
Net investment gains (losses) before impairments	(30)	43	48	214	35	(27)	232	50	275	290
Other-than-temporary impairment losses:
Total gains (losses)	(184)	(75)	(43)	(21)	(1)	2	8	(2)	(323)	7
Portion recognized in accumulated other changes in equity from nonowner sources	—	45	24	(4)	(9)	(6)	(14)	(4)	65	(33)
Other-than-temporary impairment losses	(184)	(30)	(19)	(25)	(10)	(4)	(6)	(6)	(258)	(26)
Net realized investment gains (losses) before tax	(214)	13	29	189	25	(31)	226	44	17	264
Related taxes	(77)	5	8	59	9	(11)	79	14	(5)	91
Net realized investment gains (losses)	$(137)	$8	$21	$130	$16	$(20)	$147	$30	$22	$173

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2009	2009	2009	2009	2010	2010	2010	2010

Net unrealized investment gains, net of tax, by asset type
Fixed maturities	$732	$1,139	$3,142	$2,536	$2,653	$3,330	$4,399	$2,650
Equity securities & other	71	157	262	294	296	296	160	175
Unrealized investment gains before tax	803	1,296	3,404	2,830	2,949	3,626	4,559	2,825
Related taxes	260	431	1,168	969	1,011	1,245	1,569	967

Balance, end of period	$543	$865	$2,236	$1,861	$1,938	$2,381	$2,990	$1,858

(1)  In 4Q 2009, the Company sold a portion of its common stock holdings in Verisk Analytics, Inc. (Verisk) for total proceeds of approximately $184 million as part of the initial public offering of Verisk.  The Company recorded a pretax realized investment gain of $159 million (included in the “Other” category above) on the sale in 4Q 2009.  In 3Q 2010, the Company sold most of its remaining common stock holdings in Verisk for total proceeds of approximately $230 million as part of the secondary public offering of Verisk.  The Company recorded a pretax realized investment gain of $205 million on this sale in 3Q 2010 ($102 million included in the “Equity securities” and $103 million included in the “Other investments” categories above).

(2)  Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$76	$71	$39	$56	$26	$37	$52	$73	$242	$188
Gross investment Treasury future losses	$76	$46	$50	$47	$33	$63	$71	$51	$219	$218

The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc. Reinsurance Recoverables ($ in millions)

	December 31,	December 31,
	2010	2009
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$6,934	$8,138
Allowance for uncollectible reinsurance	(363)	(523)
Net reinsurance recoverables	6,571	7,615
Mandatory pools and associations	1,568	1,745
Structured settlements	3,380	3,456
Total reinsurance recoverables	$11,519	$12,816

The Company’s top five reinsurer groups, including retroactive reinsurance, by reinsurance recoverable is as follows:

	A.M. Best Rating of Group’s	December 31,	December 31,
Reinsurer	Predominant Reinsurer	2010	2009
Munich Re Group	A+ second highest of 16 ratings	$744	$779
Swiss Re Group	A third highest of 16 ratings	707	895
Transatlantic Holdings, Inc.	A third highest of 16 ratings	385	485
XL Capital Group	A third highest of 16 ratings	320	398
Berkshire Hathaway Group	A++ highest of 16 ratings	319	386

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at December 31, 2010, after deducting mandatory pools and associations and structured settlement balances, $5.2 billion, or 79%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 98% were rated A- or better.  The remaining 21% net recoverables from reinsurers were comprised of the following:  5% related to the Company’s participation in voluntary pools, 10% related to recoverables from captive insurance companies and 6% were balances from other companies not rated by A.M. Best Company.  In addition, $2.1 billion of the net recoverables were collateralized by letters of credit, funds held and trust agreements at December 31, 2010.

The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

The structured settlements represent recoverables from annuities that were purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significant proportion.  In cases where the Company did not receive a release from the claimant, the Company retains the liability to the claimant in the event that the life insurance company fails to pay; accordingly, the Company continues to report the amount due from the life insurance company as a liability and as a recoverable for GAAP purposes. The Company’s top five groups by structured settlement is as follows:

	A.M. Best Rating of Group’s	December 31,	December 31,
Group	Predominant Insurer	2010	2009
Old Mutual (1)	B++ fifth highest of 16 ratings	$1,028	$1,050
Metlife	A+ second highest of 16 ratings	508	529
Genworth	A third highest of 16 ratings	458	472
Symetra	A third highest of 16 ratings	272	286
ING Group	A third highest of 16 ratings	229	235

(1)  Pending sale of Old Mutual Plc. to Harbinger Capital Partners LLC is expected to be completed in Q1 2011

The Travelers Companies, Inc.
Net Reserves for Losses and Loss Adjustment Expense
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010
Business Insurance
Beginning of period	$32,270	$32,043	$31,986	$31,750	$31,289	$31,079	$30,900	$30,752	$32,270	$31,289
Incurred	1,592	1,603	1,479	1,240	1,547	1,586	1,659	1,583	5,914	6,375
Paid	(1,816)	(1,688)	(1,726)	(1,704)	(1,747)	(1,751)	(1,822)	(1,832)	(6,934)	(7,152)
Foreign exchange and other	(3)	28	11	3	(10)	(14)	15	2	39	(7)
End of period	$32,043	$31,986	$31,750	$31,289	$31,079	$30,900	$30,752	$30,505	$31,289	$30,505

Financial, Professional & International Insurance
Beginning of period	$5,397	$5,503	$5,821	$5,970	$6,003	$6,022	$5,995	$6,125	$5,397	$6,003
Incurred	437	448	459	403	513	412	346	420	1,747	1,691
Paid	(309)	(338)	(354)	(386)	(443)	(363)	(312)	(478)	(1,387)	(1,596)
Foreign exchange and other	(22)	208	44	16	(51)	(76)	96	1	246	(30)
End of period	$5,503	$5,821	$5,970	$6,003	$6,022	$5,995	$6,125	$6,068	$6,003	$6,068

Personal Insurance
Beginning of period	$3,640	$3,610	$3,688	$3,637	$3,631	$3,748	$3,871	$3,763	$3,640	$3,631
Incurred	1,130	1,249	1,152	1,093	1,289	1,384	1,180	1,153	4,624	5,006
Paid	(1,160)	(1,171)	(1,203)	(1,099)	(1,172)	(1,261)	(1,288)	(1,254)	(4,633)	(4,975)
End of period	$3,610	$3,688	$3,637	$3,631	$3,748	$3,871	$3,763	$3,662	$3,631	$3,662

Total
Beginning of period	$41,307	$41,156	$41,495	$41,357	$40,923	$40,849	$40,766	$40,640	$41,307	$40,923
Incurred	3,159	3,300	3,090	2,736	3,349	3,382	3,185	3,156	12,285	13,072
Paid	(3,285)	(3,197)	(3,283)	(3,189)	(3,362)	(3,375)	(3,422)	(3,564)	(12,954)	(13,723)
Foreign exchange and other	(25)	236	55	19	(61)	(90)	111	3	285	(37)
End of period	$41,156	$41,495	$41,357	$40,923	$40,849	$40,766	$40,640	$40,235	$40,923	$40,235

Prior Year Reserve Development: Unfavorable (Favorable)

Business Insurance
Asbestos	$—	$—	$185	$—	$—	$—	$140	$—	$185	$140
Environmental	—	70	—	—	—	35	—	—	70	35
All other	(182)	(286)	(447)	(366)	(242)	(338)	(242)	(254)	(1,281)	(1,076)
Prior year development excluding accretion of discount	(182)	(216)	(262)	(366)	(242)	(303)	(102)	(254)	(1,026)	(901)
Accretion of discount	14	14	14	12	11	12	11	11	54	45
Total Business Insurance	(168)	(202)	(248)	(354)	(231)	(291)	(91)	(243)	(972)	(856)

Financial, Professional & International Insurance	(12)	(11)	(25)	(120)	(34)	(72)	(97)	(56)	(168)	(259)

Personal Insurance	(64)	(34)	(22)	(15)	(18)	(9)	(23)	(37)	(135)	(87)
Total	$(244)	$(247)	$(295)	$(489)	$(283)	$(372)	$(211)	$(336)	$(1,275)	$(1,202)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Asbestos and Environmental Reserves
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Asbestos reserves
Beginning reserves:
Direct	$3,299	$3,216	$3,136	$3,251	$3,097	$3,004	$2,867	$3,058	$3,299	$3,097
Ceded	(385)	(363)	(345)	(336)	(339)	(320)	(274)	(400)	(385)	(339)
Net	2,914	2,853	2,791	2,915	2,758	2,684	2,593	2,658	2,914	2,758
Incurred losses and loss expenses:
Direct	—	—	185	—	—	—	262	—	185	262
Ceded	—	—	—	—	—	—	(122)	—	—	(122)
Losses paid:
Direct	83	80	70	154	93	137	71	117	387	418
Ceded	(22)	(18)	(9)	3	(19)	(46)	4	(7)	(46)	(68)
Ending reserves:
Direct	3,216	3,136	3,251	3,097	3,004	2,867	3,058	2,941	3,097	2,941
Ceded	(363)	(345)	(336)	(339)	(320)	(274)	(400)	(393)	(339)	(393)
Net	$2,853	$2,791	$2,915	$2,758	$2,684	$2,593	$2,658	$2,548	$2,758	$2,548

Environmental reserves
Beginning reserves:
Direct	$400	$378	$425	$411	$389	$373	$399	$383	$400	$389
Ceded	14	14	3	3	4	4	(6)	(6)	14	4
Net	414	392	428	414	393	377	393	377	414	393
Incurred losses and loss expenses:
Direct	—	85	—	—	—	45	—	—	85	45
Ceded	—	(15)	—	—	—	(10)	—	—	(15)	(10)
Losses paid:
Direct	22	38	14	22	16	19	16	29	96	80
Ceded	—	(4)	—	(1)	—	—	—	(3)	(5)	(3)
Ending reserves:
Direct	378	425	411	389	373	399	383	354	389	354
Ceded	14	3	3	4	4	(6)	(6)	(3)	4	(3)
Net	$392	$428	$414	$393	$377	$393	$377	$351	$393	$351

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Capitalization
($ in millions)

	December 31,	December 31,
	2010	2009
Debt

Short-term debt
Commercial paper	$100	$100
7.22% Real estate non-recourse debt due September 1, 2011	9	—
8.125% Senior notes due April 15, 2010	—	250
7.415% Medium-term notes due August 23, 2010	—	21
7.81% Private placement note due September 16, 2010	—	2
Total short-term debt	109	373

Long-term debt
7.22% Real estate non-recourse debt due September 1, 2011	—	9
7.81% Private placement note due September 16, 2011	—	2
5.375% Senior notes due June 15, 2012 (1)	250	250
5.00% Senior notes due March 15, 2013 (1)	500	500
5.50% Senior notes due December 1, 2015 (1)	400	400
6.25% Senior notes due June 20, 2016 (1)	400	400
5.75% Senior notes due December 15, 2017 (1)	450	450
5.80% Senior notes due May 15, 2018 (1)	500	500
5.90% Senior notes due June 2, 2019 (1)	500	500
3.90% Senior notes due November 1, 2020 (1)	500	—
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	—
8.50% Junior subordinated debentures due December 15, 2045	56	56
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067 (1)	115	1,000
Total long-term debt	6,519	6,165
Unamortized fair value adjustment	54	58
Unamortized debt issuance costs	(71)	(69)
	6,502	6,154
Total debt	6,611	6,527

Preferred equity	68	79

Common equity (excluding net unrealized investment gains, net of tax)	23,549	25,475

Total capital (excluding net unrealized investment gains, net of tax)	$30,228	$32,081

Total debt to capital (excluding net unrealized investment gains, net of tax)	21.9%	20.3%

(1)  Redeemable anytime with “make-whole” premium.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Statutory to GAAP Shareholders’ Equity Reconciliation
($ in millions)

	December 31,	December 31,
	2010 (1)	2009

Statutory surplus	$20,066	$23,195

GAAP adjustments

Goodwill and intangible assets	3,679	3,752

Investments	3,179	2,999

Noninsurance companies	(2,963)	(4,166)

Deferred acquisition costs	1,782	1,758

Deferred federal income tax	(1,238)	(1,038)

Current federal income tax	(100)	(90)

Reinsurance recoverables	244	255

Furniture, equipment & software	690	640

Employee benefits	(11)	(12)

Agents balances	110	110

Other	37	12

Total GAAP adjustments	5,409	4,220

GAAP shareholders’ equity	$25,475	$27,415

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Statement of Cash Flows - Preliminary
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Cash flows from operating activities
Net income	$662	$740	$935	$1,285	$647	$670	$1,005	$894	$3,622	$3,216
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	214	(13)	(29)	(189)	(25)	31	(226)	(44)	(17)	(264)
Depreciation and amortization	206	209	187	195	216	195	197	204	797	812
Deferred federal income tax expense (benefit)	22	(53)	77	167	76	(25)	98	29	213	178
Amortization of deferred acquisition costs	944	953	967	949	929	950	966	957	3,813	3,802
Equity in (income) loss from other investments	194	58	(41)	(85)	(45)	(71)	(45)	(122)	126	(283)
Premiums receivable	(44)	(150)	282	276	(97)	(285)	154	199	364	(29)
Reinsurance recoverables	167	371	355	523	86	442	226	546	1,416	1,300
Deferred acquisition costs	(948)	(997)	(970)	(882)	(939)	(991)	(998)	(898)	(3,797)	(3,826)
Claims and claim adjustment expense reserves	(373)	22	(448)	(797)	(224)	(468)	(420)	(856)	(1,596)	(1,968)
Unearned premium reserves	64	163	25	(348)	86	184	148	(355)	(96)	63
Other	(295)	(327)	75	(67)	(179)	(112)	236	108	(614)	53
Net cash provided by operating activities	813	976	1,415	1,027	531	520	1,341	662	4,231	3,054

Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,210	1,179	1,380	1,547	1,229	1,249	1,403	2,015	5,316	5,896
Proceeds from sales of investments:
Fixed maturities	630	1,234	342	599	1,646	1,135	500	432	2,805	3,713
Equity securities	16	15	6	28	19	8	130	44	65	201
Real estate	—	—	—	—	9	1	—	—	—	10
Other investments	92	48	77	294	114	75	237	291	511	717
Purchases of investments:
Fixed maturities	(2,265)	(2,006)	(2,079)	(3,297)	(2,175)	(1,765)	(1,227)	(1,618)	(9,647)	(6,785)
Equity securities	(12)	(6)	(4)	(2)	(5)	(14)	(10)	(32)	(24)	(61)
Real estate	(5)	(4)	(3)	(3)	(3)	(5)	(7)	(6)	(15)	(21)
Other investments	(112)	(74)	(76)	(87)	(104)	(123)	(146)	(141)	(349)	(514)
Net (purchases) sales of short-term securities	(451)	(772)	(122)	1,715	202	848	(1,116)	(633)	370	(699)
Securities transactions in course of settlement	398	(32)	222	(193)	95	(93)	(242)	210	395	(30)
Other	(84)	(121)	(66)	(55)	(75)	(70)	(75)	(98)	(326)	(318)
Net cash provided by (used in) investing activities	(583)	(539)	(323)	546	952	1,246	(553)	464	(899)	2,109

The Travelers Companies, Inc.
Statement of Cash Flows - Preliminary (Continued)
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Cash flows from financing activities
Payment of debt	(141)	—	(2)	—	—	(250)	(25)	(885)	(143)	(1,160)
Issuance of debt	—	494	—	—	—	—	—	1,234	494	1,234
Dividends paid to shareholders	(178)	(172)	(168)	(175)	(168)	(175)	(169)	(161)	(693)	(673)
Issuance of common stock - employee share options	10	18	48	104	123	76	68	141	180	408
Treasury stock acquired - share repurchase authorization	—	(750)	(970)	(1,539)	(1,407)	(1,397)	(637)	(1,557)	(3,259)	(4,998)
Treasury stock acquired - net employee share-based compensation	(27)	(1)	(1)	—	(38)	(2)	—	—	(29)	(40)
Excess tax benefits from share-based payment arrangements	1	1	2	4	4	1	1	2	8	8
Net cash used in financing activities	(335)	(410)	(1,091)	(1,606)	(1,486)	(1,747)	(762)	(1,226)	(3,442)	(5,221)

Effect of exchange rate changes on cash	—	10	3	2	(1)	(4)	6	2	15	3

Net increase (decrease) in cash	(105)	37	4	(31)	(4)	15	32	(98)	(95)	(55)
Cash at beginning of period	350	245	282	286	255	251	266	298	350	255
Cash at end of period	$245	$282	$286	$255	$251	$266	$298	$200	$255	$200

Income taxes paid	$34	$329	$210	$303	$44	$265	$202	$273	$876	$784
Interest paid	$63	$122	$63	$137	$63	$137	$63	$134	$385	$397

The Travelers Companies, Inc.
Financial Supplement - Fourth Quarter 2010
Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.  Internally, the Company’s management uses these measures to evaluate performance against historical results and establish financial targets on a consolidated basis.

Some of these measures exclude net realized gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Management uses operating income to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider operating income when analyzing the results and trends of insurance companies.  Operating earnings (loss) per share is operating income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity excluding preferred stock at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net unrealized investment gains (losses), net of tax, net realized investment gains (losses), net of tax, for the period presented and preferred stock.  Adjusted average shareholders’ equity is average shareholders’ equity excluding net unrealized investment gains (losses), net of tax, for all quarters included in the calculation and, for each quarterly period included in the calculation that quarter’s net realized investment gains (losses), net of tax.

Return on equity is the ratio of annualized net income (loss) less preferred dividends to average shareholders’ equity for the periods presented.  Operating return on equity is the ratio of annualized operating income (loss) less preferred dividends to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss, resulting from natural and man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics, and catastrophes are not predictable as to timing or amount.  Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful to users of the financial statements to understand the Company’s periodic earnings and the variability in periodic earnings caused by the unpredictable nature of catastrophes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims.  Loss reserve development may be related to one or more prior years or the current year.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income, and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio) and the underwriting expense ratio.  For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums.  The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, and billing and policy fees to net earned premiums. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

GAAP combined ratio excluding the incremental impact of the direct to consumer initiative is the GAAP combined ratio adjusted to exclude the direct, variable impact of the company’s direct-to-consumer initiative in Personal Insurance.  In the opinion of the company’s management, this is useful in an analysis of the profitability of the company’s ongoing agency business.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to the policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Gross written premiums are a measure of overall business volume.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property casualty company’s book value as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments is the ratio of debt to total capital excluding the after-tax impact of net unrealized investment gains and losses.  In the opinion of the company’s management, the debt to capital ratio is useful in an analysis of the company’s financial leverage.

Statutory surplus represents the excess of an insurance company’s assets over its liabilities in accordance with the statutory accounting practices required by state laws and regulations.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - The Business Insurance segment offers a broad array of property and casualty insurance and insurance-related services to its clients primarily in the United States.  Business Insurance is organized into the following six groups, which collectively comprise Business Insurance Core operations: Select Accounts; Commercial Accounts; National Accounts; Industry-Focused Underwriting including Construction, Technology, Public Sector Services, Oil & Gas, and Agribusiness; Target Risk Underwriting including National Property, Inland Marine, Ocean Marine, Excess Casualty, Boiler & Machinery, and Global Accounts; and Specialized Distribution including Northland and National Programs.  Business Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance, and certain international and other runoff operations, which collectively are referred to as Business Insurance Other.

Financial, Professional & International Insurance - The Financial, Professional & International Insurance segment includes surety and management liability coverages, which require a primarily credit-based underwriting process, as well as property and casualty products that are primarily marketed on a domestic basis in the United Kingdom, Ireland and Canada, and on an international basis through Lloyd’s.  The businesses in Financial, Professional & International Insurance are Bond & Financial Products and International.

Personal Insurance - The Personal Insurance segment writes virtually all types of property and casualty insurance covering personal risks.  The primary coverages in this segment are personal automobile and homeowners insurance sold to individuals.